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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 MARCH 26, 2002
                  --------------------------------------------
                        (Date of earliest event reported)


                                Sento Corporation
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


         UTAH                          000-06425                  87-0284979
----------------------------     ---------------------      --------------------
(State or other jurisdiction     (Commission File No.)          (IRS Employer
   of incorporation)                                         Identification No.)


                           808 EAST UTAH VALLEY DRIVE
                            AMERICAN FORK, UTAH 84003
                  --------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (801) 492-2000

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ITEM 9. REGULATION FD DISCLOSURE

     Sento Corporation ("Sento" ) is filing this Current Report on Form 8-K for the purpose of furnishing certain information regarding adjustments to its business model and outlook. This report should not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.

     Sento's adjustments to its business model are based upon Sento's current belief that it will be able to continue to develop its ESERVICES PORTAL business operations and generate additional revenues from existing and prospective ESERVICES PORTAL customers. If Sento is able to add $5 million of additional revenues from ESERVICES PORTAL customers during the 2003 fiscal year and replace revenues lost due to the termination of a major client's contract with Sento, which assumptions Sento currently believes are reasonable, Sento anticipates that it will generate revenues in the range of $28 to $31 million for the 2003 fiscal year (ending March 31, 2003), with gross profit in the range of 20% to 22% of revenues, net income in the range of $0.26 to $0.36 per diluted share and EBITDA in the range of 17% to 19% of revenues. Based upon the adjustments to its business model, Sento also anticipates that revenues for the fourth quarter of fiscal 2002 (ending March 31, 2002) will be in the range of $5.6 to $6.5 million, with net income for the 2002 fiscal year anticipated to be in the range of $0.07 to $0.10 per diluted share.

This report contains various forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, which represent Sento's expectations or beliefs concerning future events. Words such as "expects," "believes," "anticipates" and "likely" are intended to identify forward-looking statements. All forward-looking statements included in this report are made as of the date hereof and are based upon information available to Sento as of such date. Sento assumes no obligation to update or revise any forward-looking statement, regardless of reason. Actual results could vary materially from those anticipated for a number of reasons, including, among others, Sento's ability to generate revenues from its ESERVICES PORTAL operations, variations in market and economic conditions; Sento's dependence on a limited number of key clients, who may terminate use of Sento's services at any time; reduction in services requested by Sento's clients, which may result in lower revenues for Sento; Sento's ability (or lack thereof) to complete negotiations and execute client agreements; risk of emergency interruption of Sento's Customer Contact Solutions operations; and other unanticipated factors. Risk factors, cautionary statements and other conditions which could cause actual results to differ from Sento's current expectations are contained in Sento's filings with the Securities and Exchange Commission, including Sento's Annual Report on Form 10-KSB.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Sento Corporation

                                        By: /s/ Stanley J. Cutler
                                            ---------------------------------
                                            Stanley J. Cutler, Vice President
                                            of Finance

                                        Date: March 26, 2002